SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                          PURSUANT TO SECTION 13 OR 15(d)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934



                                                  April 22, 1998


                                         (Date of earliest event reported)



                                          Progress Financial Corporation


                         (Exact name of registrant as specified in its charter)



Delaware                                             0-14815        25-2413363


(State of other jurisdiction         (Commission File Number)      (IRS Employer
  of incorporation)                                             Identified No.)


4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania               19422-0764


(Address of principal executive offices)                            (Zip Code)



                                                  (610)-825-8800


                           (Registrant's telephone number, including area code)



                                                  Not Applicable

(Former name, former address and former fiscal year, if changed since last report)





                                         Exhibit Index appears on page 4.


Item 5.                    Other Events

         On April 22, 1998, Progress Financial Corporation reported first quarter net income of $996 thousand or diluted earnings per share of $.22 compared with net income of $1.2 million or $.27 per share for the first quarter of 1997. After excluding a gain on the sale of mortgage servicing rights in 1997, net income from operations was $524 thousand or $.12 per share for the quarter ended March 31, 1997, an increase of 83% on an operating basis.

         For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.





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                                                    SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PROGRESS FINANCIAL CORPORATION





Dated:            April 28, 1998           By:      /s/ Frederick E. Schea
                                   -------------------------------------------
                                                   Frederick E. Schea
                                                   Senior Vice President and
                                                   Chief Financial Officer


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                                                   EXHIBIT INDEX




             Exhibit Number                            Description

                  99(a)                             Press Release issued on
                                                    April 22, 1998

                                                   Exhibit 99(a)

                                               Press Release issued
                                                 On April 22, 1998

NEWS RELEASE


Contact:          Frederick E. Schea, CFO/Senior Vice President
                  (610) 825-8800 ext. 4804

                  Patricia Ellick, Director of Investor Relations
                  (610) 825-8800 ext. 4838

                  Progress Financial Corporation Announces First Quarter Operating Earnings Increased 83% Over 1997

Blue Bell, PA, April 22, 1998 - Progress Financial Corporation (the
"Company" - NASDAQ: PFNC) today reported first quarter net income of $996 thousand or diluted earnings per share of $.22 compared with net income of $1.2 million or $.27 per share for the first quarter of 1997.
After excluding a gain on the sale of mortgage servicing rights in 1997, net income from operations was $524 thousand or $.12 per share for the quarter ended March 31, 1997, an increase of 83% on an operating basis. First quarter results for 1998 included PAM Holding
Corp. and subsidiaries which the Company acquired in 1998 in a transaction which was accounted for under the pooling of interests method of accounting. The prior period financial information has been restated to include PAM Holding Corp. In addition, during the first quarter of 1998, the Company formed Progress Development Corp., which generates fee income from the development of assisted living communities.
          Commenting on the first quarter results, W. Kirk Wycoff, President and CEO, stated "The acquisition of PAM Holding Corp. along with the formation of Progress Development Corp.


Progress Financial Corporation
First Quarter Results
Page 2

has enhanced our growth in fee income. These new companies reinforce our subsidiary strategy to diversify and increase sources of non-interest income which are synergistic to our core corporate banking business."

         The Company's higher operating results for the quarter can be tied to improved margins from loan and lease growth and favorable deposit mix changes, largely due to increasing commercial relationships. The net interest margin for the first quarter of 1998 was 4.66% on average earning assets of $451.5 million compared to 4.43% for the first quarter of 1997 on average earning assets of $378.9 million. Consequently, net interest income for the first quarter of 1998 increased $1.1 million or 26% over the same period in 1997. This increase relates to the growth in the loan and lease portfolio to $347.6 million from $288.8 million at March 31, 1997.
         Loans and leases outstanding at March 31, 1998 included commercial business loans of $65.4 million, an increase of $27.8 million or 74% from March 31, 1997. In addition, commercial real estate loans totaled $116.5 million which increased $25.0 million or 27% from March 31,1997.



                              Loans and Leases Outstanding


(Dollars in Thousands)




                                                        March 31,

                                                        ---------


                                            1998                                              1997

                                                              YTD Average                                                YTD
                            Actual          % of Total                             Actual           % of Total         Average
Commercial
  Business                    $  65,394      18.81%              $68,312           $37,551            13.00%           $34,026
Commercial
  Real Estate                   116,529      33.52               113,784            91,568            31.71             93,560
Lease
  Financing                      58,525      16.84                57,698            45,478            15.75             42,789
Residential
  Mortgages                      56,867      16.36                56,744            64,001            22.16             64,369
Construction                     25,322       7.28                25,596            26,468             9.17             21,570
Consumer                         25,006       7.19                25,536            23,718             8.21             23,669
                                 ------
    Total                      $347,643     100.00%             $347,670          $288,784           100.00%          $279,983
                               ========     =======             ========          ========           =======          ========




Progress Financial Corporation
First Quarter Results
Page 3


         The Company reported non-performing assets of $2.2 million at March 31, 1998 down from $2.6 million at December 31, 1997 and $5.7 million at March 31, 1997. The Company's non-performing assets to total assets at March 31, 1998 of
 .46%  includes  $300  thousand  of  real  estate  owned.   This  compares  to  a
non-performing asset ratio of .50% at December 31, 1997 and 1.38% at March 31, 1997. During the three months ended March 31, 1998, the Company recorded a $202 thousand provision compared with $193 thousand for the comparable period in 1997. As of March 31, 1998, the allowance for possible loan and lease losses increased to $4.1 million from $3.9 million at December 31, 1997 and $3.9 million at March 31, 1997. The ratio of the allowance for possible loan and lease losses to non-performing assets was 186% at March 31, 1998 compared to 151% at year-end 1997.
         Non-interest income for the quarter ended March 31, 1998 amounted to $1.8 million including $215 thousand in gains on investment sales. Non-interest income for the quarter ended March 31, 1997 amounted to $1.7 million, including a gain of $978 thousand from the sale of mortgage servicing rights. Loan brokerage and advisory fees were $445 thousand compared to $30 thousand for the same period in the prior year. These fees resulted from expanded activities at Progress Realty Advisors, Inc., partially through divisions acquired in 1997.
         Total non-interest expense was $5.2 million for the quarter ended March 31, 1998 and $3.9 million for the quarter ended March 31, 1997. The increase in non-interest expense for the quarter ended March 31, 1998 over the comparable quarter in 1997 was partially due to increases in salaries and employee benefits of $842 thousand relating to employees of acquired companies and new positions within the Bank. Other expenses increased by $762 thousand, including $398 thousand in interest on capital securities. Offsetting these increases was a decrease of $171 thousand in loan and REO expenses.


Progress Financial Corporation
First Quarter Results
Page 4

         Total assets decreased to $484.8 million at March 31, 1998 from $508.9 million at December 31, 1997 and increased from $416.6 million at
March 31, 1997.Total deposits increased to $343.6 million at March 31, 1998 from $340.8 million at December 31, 1997 and $309.9 million at March 31, 1997.
         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through eleven full service offices. The Company also offers a diversified array of other financial services including equipment leasing through the Bank's subsidiaries, Quaker State Leasing Company, Blue Bell, Pennsylvania; The Equipment Leasing Company, Timonium, Maryland; and PAM Financial Corp., Bethlehem, Pennsylvania. In addition, the Company conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania, Richmond and Chesapeake, Virginia and Woodbridge, New Jersey; business to business telemarketing through Procall Teleservices, Inc. and construction development of assisted living communities through Progress Development Corp. The Company's common stock is traded on the NASDAQ Stock Market, National Market under the Symbol "PFNC".

                                              FINANCIAL DATA ATTACHED















                         Progress Financial Corporation
                              Financial Highlights
                                   (unaudited)


                                                 Three Months Ended March 31,
                                                             1998                   1997
Reported Results:
Basic earnings per share (1)                                   .24              $  .29
Diluted earnings per share (1)                                 .22                 .27
Dividends per common share (1)                                 .03                 .02
Book value per share                                         $6.37               $5.55

Weighted average shares outstanding: (1)
     Basic                                                 4,136,876            4,011,462
     Diluted                                               4,600,063            4,287,212

Net interest margin                                            4.66%                 4.43%
Return on average assets                                       .83                   1.14
Return on average equity                                       15.53                 22.22
Equity to assets                                               5.52                  5.17

Ratio of allowance for loan and lease losses
   to loan and leases receivable                               1.19                  1.36
Ratio of non-performing assets to total assets                 .46                   1.38
Ratio of allowance for loan losses
   to non-performing assets                                    185.98%               68.35%


(1)Per share amounts have been restated to reflect the 5% stock dividend distributed to shareholders on September 15, 1997.

*All prior period financial information has been restated to include the 1998 acquisition of PAM Holding Corp. and subsidiaries.



















                                          Progress Financial Corporation
                                  Consolidated Statements of Financial Condition
                                              (Dollars in Thousands)
                                                    (unaudited)

                                                                Ending Balance                       Average Balance
                                                                  March 31,                             March 31,

                                                                  1998                1997                 1998                1997
Assets:
Cash and due from banks:
  Interest bearing                                              $2,644              $3,351               $2,187              $1,614
  Non-interest bearing                                           8,247               9,014                9,310               7,691
Investments:
  Available for sale at fair value
(amortized cost: $3,985 in 1998 and $3,490 in 1997)              4,304               3,441                5,823               3,433
  Held to maturity at amortized cost
 (fair value: $7,733 in 1998 and $1,717 in 1997)                 7,700               1,717                5,276               4,140
Mortgage-backed securities:
  Available for sale at fair value
  (amortized cost: $46,393 in 1998 and $43,194 in 1997)         46,482              42,672               43,045              43,159
  Held to maturity at amortized cost
 (fair value: $45,250 in 1998 and $44,343 in 1997)              45,636              45,602               47,473              46,584
Loans and leases receivable:                                   346,973             288,150              346,882             279,474
  Deferred fees, net                                               670                 634                  788                 509
  Allowance for loan losses                                    (4,120)             (3,916)              (4,065)             (3,856)
  Loans receivable, net                                        343,523             284,868              343,605             276,127
  Real estate owned, net                                           300               4,035                  384               2,189
  Premises and equipment                                         9,623               7,697                9,422               7,743
  Accrued interest receivable                                    2,982               2,281                2,672               1,928
  Deferred income taxes                                            177               2,535                  241               2,922
  Other assets                                                  13,191               9,375               14,413              10,803
                                                                ------             -------             --------             -------
    Total assets                                              $484,809            $416,588             $483,851            $408,333
                                                              ========            ========             ========            ========

    Liabilities and Stockholders' Equity


    Liabilities:
    Deposits                                                  $343,580            $309,942             $335,167            $304,226
    Advances from Federal Home Loan
 Bank                                                           45,900              28,000               47,942              24,736
Other borrowings                                                41,957              47,123               47,116              48,433
Advance payments from borrowers                                  1,994               5,834                2,704               5,599
Accrued interest payable                                         2,418               1,266                2,577               1,638
Other liabilities                                                7,207               2,900                7,341               2,713
                                                                 -----             -------                -----              ------
    Total liabilities                                          443,056             395,065              442,847             387,345
                                                               -------             -------              -------             -------

    Corporation-obligated mandatorily redeemable capital
  securities of subsidiary trust holding solely junior
   subordinated debentures of the Corporation                   15,000                 ---               15,000                 ---

Commitments & contingencies

Stockholders' equity:
Serial preferred, $1 par value;
  1,000,000 shares authorized and unissued                         ---                 ---                  ---                 ---
Common stock, $1 par value;
  6,000,000  shares  authorized;  4,201,000
   and  3,876,000  shares  issued  and
outstanding at March 31, 1998 and March 31, 1997, respectively   4,201               3,876                4,137               3,862
Capital surplus                                                 21,478              18,183               21,094              18,168
Unearned Employee Stock
  Ownership Plan shares                                          (151)               (202)                (158)               (208)
Retained earnings (deficit)                                        953                  80                  572               (528)
Unrealized gain (loss) on securities
  available for sale, net of deferred income taxes                 272               (414)                  359               (306)
                                                                   ---               -----                  ---               -----
Total stockholders' equity                                      26,753              21,523               26,004              20,988
                                                                ------              ------               ------              ------
Total liabilities, Corporation-obligated mandatorily
  redeemable capital securities of subsidiary trust
 holding solely junior subordinated debentures of the
 Corporation and stockholders'  equity                        $484,809            $416,588             $483,851            $408,333
                                                              ========            ========             ========            ========


                                         Consolidated Statements of Income
                                              (Dollars in Thousands)
                                                    (unaudited)

                                            Three Months Ended March 31,
                                                                  1998                1997
Interest  income:
  Loans and leases, including fees                              $8,293              $6,671
  Mortgage-backed securities                                     1,475               1,546
  Investment securities                                            141                 110
  Other                                                             23                  25
                                                                    --                  --
    Total interest income                                        9,932               8,352

    Interest expense:
  Deposits                                                       3,350               2,959
  Advances from the Federal Home Loan Bank                         423                 407
  Other borrowings                                                 968                 851
                                                                   ---                ----
    Total interest expense                                       4,741               4,217
                                                                 -----               -----
      Net interest income                                        5,191               4,135

      Provision for possible loan and lease losses                 202                 193
      Net interest income after provision for possible
     loan and lease losses                                       4,989               3,942

      Non-interest income:
  Service charges on deposits                                      367                 360
  Leasing fees                                                     365                 307
  Loan brokerage and advisory fees                                 445                  30
  Mortgage origination and servicing                                33                 111
  Gain on sale of mortgage servicing rights                        ---                 978
  Gain from sale of securities                                     215                  34
  Loss on properties sold                                          ---               (193)
  Fees and other                                                   380                 107
                                                                   ---                ----
      Total non-interest income                                  1,805               1,734
                                                                 -----               -----

      Non-interest expense:
  Salaries and employee benefits                                 2,803               1,961
  Occupancy                                                        305                 307
  Data processing                                                  249                 312
  Furniture, fixtures and equipment                                254                 189
  Deposit insurance premiums                                        25                  46
  Loan and real estate owned expenses, net                        (68)                 103
  Professional services                                            191                 239
  Other                                                          1,460                 698
                                                                 -----                ----
      Total other expense                                        5,219               3,855
                                                                 -----               -----

      Income before income taxes                                 1,575               1,821
      Income tax expense                                           579                 671
                                                                   ---              ------
      Net income                                                $  996              $1,150
                                                                ======              ======

      Earnings Per Share:
  Basic                                                           $.24                $.29
  Diluted                                                          .22                 .27

  Weighted average number of shares outstanding:
  Basic                                                      4,136,876           4,011,462
  Diluted                                                    4,600,063           4,287,212

  Dividends declared per share                                   $0.03               $0.02



                                                        ###
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